Loan receivables	12 Months Ended
Feb. 28, 2022
Loan Receivables [Abstract]
Loan receivables
10	Loan receivables

	As of February 28, 2022	As of February 28, 2021
	US$	US$

Gross loan receivables	4,666,103	—
Less: Impairment loss on allowance of loan receivables	(10,732)	—
Net loan receivables	4,655,371	—

The loan receivables are unsecured loans and advances. The term of the loan receivables and rate of interest varies from customer to customer based on the risk assessment. Tenure of loan receivables range from 14 days to 120 days and the rate of interest of approximately 11% per annum.

The movement in the impairment loss allowance of loan receivables during the year is as follows:

	Non- credit impaired	Credit impaired	Total
	US$	US$	US$
As of February 28, 2021	—	—	—
Assumed from business combination	13,986	—	13,986
Impairment loss recognised	191	—	191
Written off	(3,445)	—	(3,445)
As of February 28, 2022	10,732	—	10,732